SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       March 1, 2001 (March 1, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                              RCN CORPORATION
                     ---------------------------------
           (Exact name of Registrant as specified in its charter)


    Delaware                      0-22825                      22-3498533
-----------------------       -------------------        ----------------------
(State of Incorporation)     (Commission File No.)          (IRS Employer
                                                         Identification Number)


               105 Carnegie Center, Princeton, NJ 08540-6215
                     ---------------------------------
        (Address of principal executive offices, including zip code)


                              (609) 734-3700
                     ---------------------------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                     ---------------------------------
       (Former name or former address, if changed since last report)



 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

                           Exhibit 99.1     Description of Slides
                                            Regarding RCN Corporation's
                                            Presentation at the Bloomberg
                                            Sixth Annual Telecom Conference
                                            in New York City on March 1,
                                            2001


Item 9.  Regulation FD Disclosure.

RCN Corporation (the "Company") is making available various slides in connection with the Company's presentation at the Bloomberg Sixth Annual Telecom Conference in New York City on March 1, 2001. The contents of these slides are described in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect the prediction of the Company. Actual events or results may differ substantially. Important factors that could cause actual results to be materially different from anticipated results and expectations expressed in any forward-looking statements made by or on behalf of the Company include availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, the availability and success of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which the Company operates, and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 2, 2000. Statements in this Current Report on Form 8-K should be evaluated in light of these important factors.

The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.



                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      RCN Corporation

                      By:      /s/ John Filipowicz
                               ---------------------------------------------
                      Name:    John Filipowicz
                      Title:   Senior Vice President and
                               Assistant General Counsel


Date: March 1, 2001


                               EXHIBIT INDEX

Exhibit
   No.


    99.1          Description of Slides Regarding the Company's
                  Presentation at the Bloomberg Sixth Annual Telecom Conference in New York City on March 1, 2001